UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Amesite Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMESITE INC.

607 Shelby Street, Suite 700 PMB 214

Detroit, Michigan 48226

June 3, 2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 13, 2026

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Amesite Inc. (the “Company”), which will be held on July 13, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/AMST2026.

In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.	Election of two Class II Directors to hold office for a full term of three years or until successors are duly elected and qualified;

2.	Ratification of the appointment of Novogradac & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026;

3.	Approval of an amendment of the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to (i) increase the number of shares available for issuance under the 2018 Plan by 1,000,000 shares and (ii) increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 1,000,000 shares;

4.	Approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Company’s Series A-1 warrants and the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Company’s Series A-2 warrants; and

5.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our board of directors has fixed May 22, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about June 4, 2026, rather than a paper copy of the Proxy Statement, the proxy card and our annual report on Form 10-K for the fiscal year ended June 30, 2025. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

IF YOU PLAN TO ATTEND:

To be admitted to the Annual Meeting, which is being held virtually, you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. As an alternative to voting during the Annual Meeting, you may vote via the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote during the Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy during the Annual Meeting. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS

June 3, 2026	/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D. Chairman of the Board of Directors

Whether or not you expect to attend the virtual Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JULY 13, 2026:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and

2025 Annual Report to Stockholders are available at:

www.proxyvote.com

AMESITE INC.

607 Shelby Street, Suite 700 PMB 214

Detroit, Michigan 48226

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be held on July 13, 2026

The board of directors of Amesite Inc. (“Amesite” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 13, 2026, at 10:00 a.m. Eastern Time, in a virtual format online by accessing www.virtualshareholdermeeting.com/AMST2026, and at any adjournment thereof.

This proxy statement contains information relating to the Annual Meeting. This year’s Annual Meeting of stockholders will be held as a virtual meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Annual Meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/AMST2026. In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting.

The Notice of Internet Availability of Proxy Materials, proxy statement and form of proxy are being distributed and made available on the internet or about June 3, 2026 to all stockholders of record entitled to vote at the Annual Meeting. Only stockholders who owned our common stock on May 22, 2026 are entitled to vote at the Annual Meeting.

AMESITE INC.

i

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Ann Marie Sastry, Ph.D., Chief Executive Officer of the Company, as your proxy for the Annual Meeting and you are authorizing such proxy to vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by the regulations of the United States Securities and Exchange Commission (the “SEC”) to give you when we ask you to sign a proxy card designating Dr. Sastry as proxy to vote on your behalf.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s notice and access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method of accessing the proxy materials and voting, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about June 4, 2026, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on July 13, 2026, at 10:00 a.m. Eastern Time in a virtual format online by accessing www.virtualshareholdermeeting.com/AMST2026.

Who is entitled to vote?

The board of directors has fixed the close of business on May 22, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 5,852,985 shares of common stock issued and outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name”. If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How will my shares be voted if I give no specific instruction?” below for information on how shares held in street name will be voted when no instructions are provided.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I voting on?

There are four matters scheduled for a vote:

1.	Election of two Class II Directors to hold office for a full term of three years or until successors are duly elected and qualified;

2.	Ratification of the appointment of Novogradac & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026;

3.	Approval of an amendment of the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to (i) increase the number of shares available for issuance under the 2018 Plan by 1,000,000 shares and (ii) increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 1,000,000 shares; and

4.	Approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Company’s Series A-1 warrants and the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Company’s Series A-2 warrants.

What if another matter is properly brought before the Annual Meeting?

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with her best judgment.

How do I vote?

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING

Mailing your signed proxy card or voter instruction card.	Using the Internet before the Meeting at:	By calling:	You can vote during the Meeting at:
	www.proxyvote.com	1-800-690-6903	www.virtualshareholdermeeting.com/AMST2026

Stockholders of Record

If you are a registered stockholder, you may vote by mail, phone or online by following the instructions above. You also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet is 11:59 p.m. Eastern Time on July 12, 2026. Our board of directors’ designated proxy, Ann Marie Sastry, Ph.D., will vote your shares according to your instructions. If you attend the live webcast of the Annual Meeting, you also will be able to vote your shares electronically at the Annual Meeting up until the time the polls are closed.

 Beneficial Owners of Shares Held in Street Name

If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it may provide you with materials in connection with the Annual Meeting. Follow the instructions on the materials you receive to access our proxy materials and vote or to request a paper or email copy of our proxy materials. The materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check the voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet in advance of the meeting and whether, or if you attend the live webcast of the Annual Meeting, if you will be able to vote your shares electronically at the meeting up until the time the polls are closed.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What constitutes a quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when thirty-three and one-third percent (33 1/3%) of the shares entitled to vote, as of the Record Date, are present or represented by proxy. Thus, 1,950,995 shares must be present or represented by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting to a future date as allowed under applicable law.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“For” the election of two Class II Directors to hold office for a full term of three years or until successors are duly elected and qualified;

2.	“For” the ratification of the appointment of Novogradac & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026;

3.	“For” the approval and adoption of an amendment the 2018 Plan to (i) increase the number of shares available for issuance under the 2018 Plan by 1,000,000 shares and (ii) increase the amount of shares that may be issued pursuant to the exercise of incentive stock options by 1,000,000 shares; and

4.	“For” the approval, pursuant to The Nasdaq Stock Market LLC’s listing rules, of the issuance of up to an aggregate of 1,393,732 shares of our common stock upon the exercise of the Company’s Series A-1 warrants and the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Company’s Series A-2 warrants.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how such shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Ann Marie Sastry, Ph.D., the board of directors’ designated proxy.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For”, “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Abstentions and broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Our common stock is listed on The Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: (i) Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal, (ii) Proposal No. 2 for the ratification of the appointment of Novogradac & Company LLP as our independent registered public accounting firm is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal, (iii) Proposal No. 3 for the adoption of the amendment to the 2018 Plan, is considered a non-discretionary matter, and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal, and (iv) Proposal No 4. for the approval of the issuance of up to 2,787,464 shares of our common stock upon the exercise of the warrants, is considered a non-discretionary matter, and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal. Because NYSE rules apply to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though our common stock is listed on The Nasdaq Capital Market.

We expect the organization that holds your shares will have discretionary voting authority to vote your shares on proposals considered to be “routine” matters even if that organization does not receive voting instructions from you. However, certain organizations may elect not to vote shares without an instruction from the beneficial owner even if they have discretionary authority to do so. We expect Proposal 2 to be considered a “routine” matter.

On the other hand, if you do not provide voting instructions to the organization that holds your shares, we do not expect that those shares will be voted on any proposal considered a “non-routine” matter because the organization that holds your shares typically lacks discretionary authority to vote uninstructed shares on non-routine matters. We expect Proposals 1, 3 and 4 to be considered “non-routine” matters.

Organizations may reach conclusions regarding their ability to vote your shares on a particular proposal that differ from our expectations expressed in this Proxy Statement. Accordingly, we encourage you to provide voting instructions to the organization that holds your shares on all proposals to ensure that your vote is counted. We expect that organizations will vote shares as you have instructed.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws (“Bylaws”) provide that an action of our stockholders (other than for the election of directors) is approved if a majority of the votes cast are in favor of such action. Therefore, abstentions will have no effect with respect to Proposal 1, Proposal 2, Proposal 3 or Proposal 4.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR” “WITHHOLD” “FOR ALL EXCEPT”	None(1)	No(3)

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

Proposal No. 3: Adoption of the Amendment to the Plan	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

Proposal No. 4: Approval of Warrant Exercises	The majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

(1)	Votes that are “withheld” will have the same effect as an abstention because directors are elected by plurality voting.

(2)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. However, certain organizations may elect not to vote shares without an instruction from the beneficial owner even if they have discretionary authority to do so. Organizations may reach conclusions regarding their ability to vote your shares on a particular proposal that differ from our expectations expressed in this Proxy Statement. Accordingly, we encourage you to provide voting instructions to the organization that holds your shares on all proposals to ensure that your vote is counted. We expect that organizations will vote shares as you have instructed.

What are the voting procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of the Company by delivering a properly completed, later-dated proxy card or voting instruction form or by voting at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Amesite Inc., 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226, Attention: Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is paying for the expenses involved in preparing and mailing the proxy materials?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I have dissenters’ rights of appraisal?

Stockholders do not have appraisal rights under Delaware law or under Amesite’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

PROPOSAL 1:

ELECTION OF DIRECTORS

Board Size and Structure

Our Certificate of Incorporation (“Certificate of Incorporation”), and our Bylaws provide that our business is to be managed under the direction of our board of directors. Our board of directors is required to consist of not less than one director.

Our board of directors currently consists of five directors. Our Bylaws provide that the number of directors on our board of directors shall be fixed exclusively by resolution adopted by our board of directors. The directors are be divided into three classes, designated as Class I, Class II and Class III, as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors. At the upcoming annual meeting of stockholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the next annual meeting of stockholders, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At the subsequent annual meeting of stockholders, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Each director shall serve until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Our board of directors met four times during the year ended June 30, 2025. All members of our board of directors attended at least 75% of board and applicable committee meetings during the year ended June 30, 2025. We, as a matter of policy, encourage our directors to attend meetings of stockholders but we do not require attendance. Four of our current directors attended last year’s Annual Meeting of Stockholders.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Except as otherwise provided by the DGCL, pursuant to our Certificate of Incorporation and Bylaws, the board of directors or any individual director may be removed from office only for cause at a meeting of stockholders called for that purpose, by the affirmative vote of the holders of at least at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then outstanding shares of voting stock of the Company entitled to vote at an election of directors, voting together as a single class.

Nominees for Election

Ann Marie Sastry and Barbie Brewer have been nominated by the board of directors to stand for re-election at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Ann Marie Sastry and Barbie Brewer will serve for a full term of three years beginning upon the date of the Annual Meeting and until the election and qualification of their successors or until their earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the board of directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the discretion of the board of directors, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The board of directors has no reason to believe that any nominee will be unable to serve.

Information About Board Nominees

The following pages contain certain biographical information for the nominees for director, including all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such nominee currently serves as a director or has served as a director during the past five years.

Ann Marie Sastry, Ph.D. - Chief Executive Officer, President, Chairman of Board of Directors

Dr. Sastry (59) has served as our Chief Executive Officer, President and Chairman of the board of directors since our incorporation in November 2017. From April 2008 to October 2015, Dr. Sastry served as the President, Chief Executive Officer, member of the board of directors and co-founder of Sakti3, recognized as one of the Massachusetts Institute of Technology’s 50 Smartest Companies in 2015. Backed by a global team of venture capitalists Sakti3 was sold to Dyson Ltd. in 2015 for $90 million. Dr. Sastry was invited to the White House in 2015 to be recognized for her technology entrepreneurship and to meet with President Barack Obama. From October 2015 to November 2017, Dr. Sastry continued on with Dyson as head of the global solid state battery team, focusing on technology strategy and advancement, staff and organizational growth, and partnership development. Her technology and business work have been featured in the Wall Street Journal, Fortune, Forbes, the Economist, USA Today, the New York Times and on the cover of Inc.

Prior to starting her companies, Dr. Sastry was a professor of engineering at the University of Michigan (UM). Dr. Sastry was named an Arthur F. Thurnau Professor (UM’s highest teaching honor) in 2008. Tenured and promoted early, Sastry was recognized with some of the highest honors in her scientific fields over her 17 year academic career, including the ASME Frank Kreith Energy Award (2011) and NSF’s Presidential Early Career Award for Scientists and Engineers (1997). She founded two academic research centers in intracellular signaling (Keck Foundation) and advanced automotive batteries (GM/Department of Energy), and a global graduate program in Energy Systems Engineering. She has co-authored over 100 publications and 100 patents and filings, and has delivered over 100 invited lectures and seminars globally on a range of scientific and technology topics, spanning mathematics, physics, bioscience and battery technology. Sastry is active in philanthropy and business mentorship, with a focus on education and poverty alleviation. She holds Ph.D. and M.S. degrees from Cornell University, and a B.S. degree from the University of Delaware, all in mechanical engineering. We believe that Dr. Sastry’s experience working with successful companies and her experience in education qualifies her to serve on our board of directors.

Barbie Brewer – Director

Ms. Brewer (50) has served as a member of our board of directors since July 2019. Since November 2024, Ms. Brewer has served as the Chief People Officer of Camunda, an enterprise platform for agentic orchestration, enabling organizations to coordinate AI agents, people, and systems across complex, end-to-end business processes. Ms. Brewer served as the Chief People Officer of Marqeta, Inc., from February 2019 to November 2024. From May 2017 to present, Ms. Brewer has served as the founder and CEO of TNT Consulting LLC, a consulting firm that advises early-stage growth companies. From September 2017 to February 2019, Ms. Brewer was the Chief Culture Officer of GitLab Inc., an information technology and services company that uses open-source software to create a single application that covers the entire DevOps lifecycle. From 2011 through 2017, Ms. Brewer served as the Vice President of Human Resources at Netflix, where she led human resources for Netflix’s product innovation, engineering/development, business development and digital supply chain organizations, managing a team that supported over 1,500 employees. Prior thereto, from April 2008 to January 2011, Ms. Brewer worked as a Vice President of Human Resources at Sportvision, a leading provider in sports entertainment products and data solutions. From 2000 through 2007, Ms. Brewer worked at Cisco as the Human Resources Manager. She also has certifications in Situational Leadership and Project Management. Ms. Brewer received a bachelor’s degree in communications and business from Santa Clara University, where she graduated Magna Cum Laude. She also holds a master’s degree in Human Resource Management from George Washington University. We believe that Ms. Brewer’s management experience qualifies her to serve on our board of directors.

Information About Board Members Not Currently Up for Election

The following pages contain certain biographical information for board members not currently up for election, including all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such nominee currently serves as a director or has served as a director during the past five years.

J. Michael Losh – Director

Mr. Losh (80) has served as a member of our board of directors since February 2018. Mr. Losh served as the Chief Financial Officer at Cardinal Health from July 2004 to May 2005. Mr. Losh was with General Motors from 1964 to 2000. He served as the Chief Financial Officer and Executive Vice President of General Motors Corp., from July 1994 to August 2000. He is a Director at Aon PLC (NYSE: AON) (2003-present) and a Director at Cardinal Health Inc. (NYSE: CAH) (1996 to 2009 and 2018 to 2021). Mr. Losh has served as a director of AMB Corp., Care Fusion Inc., Electronic Data Systems Corp., Delphi Automotive Systems Corp., Hughes Electronics, Quaker Oats Company, TRW Automotive Inc., HB Fuller Co, and Prologis, Inc. He served as Chairman of the boards of GMAC, Metaldyne Corp, and Masco Corp. (NYSE: MAS). Mr. Losh holds a B.S. in Mechanical Engineering from Kettering University and an M.B.A. from Harvard University. We believe that Mr. Losh’s public company experience qualifies him to serve on our board of directors.

Gilbert S. Omenn, M.D., Ph.D. – Director

Dr. Omenn (85) has served as a member of our board of directors since March 2020. Prior to his appointment as a member of the board of directors, Dr. Omenn served on our board of advisors. Dr. Omenn is the Harold T. Shapiro Distinguished University Professor of Computational Medicine & Bioinformatics, Internal Medicine, Human Genetics, and Public Health at the University of Michigan. Dr. Omenn brings decades of public-company board experience, including 27 years with Amgen, Inc, (NASDAQ: AMGN) and 22 years with Rohm & Haas Company. He was Dean of the University of Washington School of Public Health & Community Medicine (1982-1997) and then Executive Vice President for Medical Affairs at the University of Michigan and CEO of the UM Health System (1997-2002). In addition, he was a White House Fellow at the Atomic Energy Commission (1973-1974), Associate Director of the White House Office of Science & Technology Policy and the Office of Management and Budget (1977-1981), on the advisory council for the AAAS “Project 2061: Science for all Americans” (1986-1996), chair of the Presidential/Congressional Commission on Risk Assessment & Risk Management (1994-1997), President of the American Association for the Advancement of Science (AAAS, 2006), member of the Scientific Management Review Board for the NIH (2012-2014), member of the Council of the National Academy of Medicine (NAM, 2015-2017), and currently a member of the Policy & Global Affairs Committee of the National Academies. He is a director of Angion Biomedica and of Galectin Therapeutics. We believe that Dr. Omenn’s public company, academic, science education, and healthcare experience qualifies him to serve on our board of directors.

George Parmer – Director

George Parmer (87) has served as a member of our board of directors since November 2020. George sits on the board of Linkbancorp, Inc., is the former Chairman of the Board of Trustees at Messiah University in Pennsylvania. He is the founder and president of residential home building and development company Fine Line Homes, which has developments along the east coast from New York to North Carolina. He is also the founder and president of nationwide company Residential Warranty Corporation and three insurance companies located in Colorado, Pennsylvania, and Texas. We believe that Mr. Parmer’s business and leadership experience qualifies him to serve on our board of directors.

Information Concerning the Board and Corporate Governance

Board Leadership Structure

Ann Marie Sastry, Ph.D. has served as our Chief Executive Officer, President and Chairman of the board of directors since our incorporation in November 2017. We believe that this structure is the most effective governance framework for us and our stockholders at this time because it allows our Company to benefit from Dr. Sastry’s talent, knowledge, and leadership as the founder of Amesite, and allows her to use the in-depth focus and perspective gained in running the Company to effectively and efficiently lead our board of directors. As Dr. Sastry has experience with advising boards of directors and senior management with respect to management and other business aspects, she is particularly well-suited to serve as Chairman.

We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.

Role in Risk Oversight

Management is responsible for managing the risks that we face. The board of directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full board of directors in reviewing our strategic objectives and plans is a key part of the board of directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our board of directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

Stockholder Communications to the Board of Directors

Stockholders wishing to submit written communications directly to the board of directors, or a specified director, should send their communications to Secretary, Amesite Inc., 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226 addressed to the entire board of directors or to such specified director. All stockholder communications will be considered by the independent members of our board of directors. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as:

●	junk mail and mass mailings;

●	resumes and other forms of job inquiries;

●	surveys; and

●	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Director or Officer Involvement in Certain Legal Proceedings

Except as set forth herein, the Company’s directors, executive officers and director nominees were not involved in any legal proceedings described in Item 401(f) of Regulation S-K during the past ten years. Further, there are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Directors and Officers Liability Insurance

The Company has directors’ and officers’ liability insurance insuring its directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures the Company against losses, which it may incur in indemnifying its officers and directors. In addition, officers and directors also have indemnification rights under applicable laws and the Company’s Bylaws.

Director Independence

The listing rules of The Nasdaq Capital Market require that independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of The Nasdaq Capital Market require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and corporate governance and nominating committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of The Nasdaq Capital Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Company’s board of directors has undertaken a review of the independence of the Company’s directors and director nominees and considered whether any director has a material relationship that could compromise their ability to exercise independent judgment in carrying out their responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, the board of directors has determined that each of Barbie Brewer, J. Michael Losh, George Parmer and Gilbert S. Omenn, M.D., Ph.D., currently representing four of the Company’s five directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market. In making these determinations, the board of directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the board of directors deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock by each non-employee director, and any transactions involving them described in the section captioned “Certain Relationships and Related Party Transactions”.

Prohibited Transactions

Directors and executive officers may not hedge Company securities and, subject to limited exceptions, may not pledge Company securities as collateral for any loan. Other restrictions are detailed in the Company’s Insider Trading Compliance Program which is available at https://ir.amesite.com/corporate-governance/governance-documents.

Insider Trading Policy

We have adopted an insider trading policy (“Insider Trading Policy”) that, among other things, governs transactions involving the securities of the Company, including purchases, sales and other transfers of common stock, options, warrants, preferred stock, debt securities (such as debentures, bonds and notes) and other securities. Our Insider Trading Policy applies to our directors, officers, employees and agents (such as consultants and independent contractors) who receive or have access to material nonpublic information of the Company, family members or other individuals who reside with any of the foregoing persons, and family members or other individuals not residing with the foregoing persons but whose transactions in Company securities are directed by such persons or are subject to such persons’ influence or control. Our Insider Trading Policy is designed to ensure compliance with relevant SEC rules and regulations, including insider trading rules, and the applicable listing standards of Nasdaq. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

 Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons timely met all of the applicable Section 16(a) filing requirements during the fiscal year ended June 30, 2025, except for the following: (i) J. Michael Losh (late on one Form 4 with respect to two transactions), (ii) George Parmer (late on one Form 4 with respect to two transactions), (iii) Barbie Brewer (late on one Form 4 with respect to two transactions), and (iv) Dr. Gilbert Omenn (late on one Form 4 with respect to two transactions).

Board Committees

In September 2020, the board of directors established an audit, compensation, and corporate governance and nominating committees, each of which are comprised of the members and have the responsibilities described below. Each of the below committees has a written charter approved by the Company’s board of directors, which are available on the Company’s website at https://ir.amesite.com/corporate-governance/governance-documents. Each of the committees reports to the Company’s board of directors as such committee deems appropriate and as the Company’s board of directors may request.

The composition and functions of each committee are described below.

Name	Independent	Audit	Compensation	Corporate Governance and Nominating Committee (1)
Barbie Brewer	X		X*	X
J. Michael Losh	X	X*		X
Gilbert S. Omenn, M.D., Ph.D.	X	X	X	X
George Parmer	X	X

*	Chairperson of the committee

(1)	Our independent directors perform the Corporate Governance and Nominating Committee function.

Audit Committee

The audit committee is currently comprised of J. Michael Losh, Gilbert S. Omenn, M.D., Ph.D. and George Parmer. Mr. Losh serves as the chairperson of the audit committee. The Company’s board of directors has determined that each member of the audit committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market. The Company’s board of directors has also determined that Mr. Losh is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as defined under the listing standards of The Nasdaq Capital Market. The responsibilities of the audit committee include, among other things:

●	selecting and hiring the independent registered public accounting firm to audit the Company’s financial statements;

●	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;

●	reviewing financial statements and discussing with management and the independent registered public accounting firm the Company’s annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

●	preparing the audit committee report that the SEC requires to be included in the Company’s annual proxy statement;

●	reviewing the adequacy and effectiveness of the Company’s internal controls and disclosure controls and procedures, as may be required;

●	overseeing the Company’s policies on risk assessment and risk management, including risk related to cybersecurity;

●	reviewing related party transactions; and

●	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

The Company’s audit committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market. The audit committee met four times during the year ended June 30, 2025.

Compensation Committee

The Company’s compensation committee is currently comprised of Barbie Brewer and Gilbert S. Omenn, M.D., Ph.D. Ms. Brewer serves as the chairperson of the compensation committee. The Company’s board of directors has determined that each member of the compensation committee meets the requirements for independence under the applicable rules and regulations of the SEC and listing standards of The Nasdaq Capital Market. Each member of the compensation committee is a non-employee director as defined in Rule 16b-3 promulgated under the Exchange Act. The purpose of the compensation committee is to oversee the Company’s compensation policies, plans and benefit programs and to discharge the responsibilities of the Company’s board of directors relating to compensation of its executive officers. The responsibilities of the compensation committee include, among other things:

●	reviewing and approving or recommending to the board of directors for approval compensation of the Company’s executive officers;

●	reviewing and recommending to the board of directors for approval the compensation of directors;

●	overseeing the Company’s overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including the Company’s executive officers;

●	reviewing, approving and making recommendations to the Company’s board of directors regarding incentive compensation and equity plans; and

●	administering the Company’s equity compensation plans.

The compensation committee met one time during the year ended June 30, 2025.

The Role of Management in the Compensation-Setting Process

Management’s role in the compensation-setting process, includes the following:

●	to establish the operating budget approved by the board of directors, which forms the basis for evaluating corporate achievements that are taken into consideration when evaluating compensation levels for Named Executive Officers; and

●	to make recommendations to the Compensation Committee on salary levels and stock option and restricted stock awards (or RSUs).

Management also prepares information for each Compensation Committee meeting. Our Chief Executive Officer also participates in committee meetings at the request of the Compensation Committee to provide, among other things:

●	background information regarding the Company’s strategic objectives; and

●	their evaluation of the performance of the Named Executive Officers, including accomplishments, and areas of strength and weakness.

Corporate Governance and Nominating Committee

The independent directors of the Company’s board of directors serve as the Corporate Governance and Nominating Committee and are responsible for reviewing, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. The independent directors of the Company’s board of directors, in evaluating the suitability of individual candidates (both new candidates and current members) and recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, consider many factors, including the following:

●	diversity of personal and professional background, perspective and experience;

●	personal and professional integrity, ethics and values;

●	experience in corporate management, operations or finance, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;

●	experience relevant to the Company’s industry and with relevant social policy concerns;

●	experience as a board member or executive officer of another publicly held company;

●	relevant academic expertise or other proficiency in an area of the Company’s operations;

●	practical and mature business judgment, including ability to make independent analytical inquiries;

●	promotion of a diversity of business or career experience relevant to the Company’s success; and

●	any other relevant qualifications, attributes or skills.

Currently, the independent directors evaluate each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The independent directors consider stockholder nominees made in accordance with our bylaws, and evaluate candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the independent directors. Stockholder recommendations may be submitted to the independent directors in care of the Secretary at the address set forth under “Stockholder Communications to the Board of Directors.” The Corporate Governance and Nominating Committee did not meet in person during the year ended June 30, 2025.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s board of directors or its compensation committee. None of the members of the Company’s compensation committee is, or has ever been, an officer or employee of the Company.

Code of Business Conduct and Ethics

The Company’s board of directors adopted a code of business conduct and ethics applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of The Nasdaq Capital Market. The code of business conduct and ethics is publicly available on the Company’s website. Any substantive amendments or waivers of the code of business conduct and ethics may be made only by the Company’s board of directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of The Nasdaq Capital Market.

Corporate Governance Guidelines

The Company’s board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of The Nasdaq Capital Market.

Director Compensation

During the fiscal year ended June 30, 2025, the Company accrued or paid compensation to its directors for serving in such capacity, as shown in the table below. The Company is not aware of any agreements or arrangements between any director or nominee for director, and any person or entity other than the Company, relating to compensation or other payment in connection with such person’s candidacy or service as a director of the Company.

Name	Fees earned or paid in cash(7)	Stock Awards(8)	Total
Anthony M. Barkett (1)	$22,945	$100,000	$122,945
Barbie Brewer (2)	$55,500	$200,000	$255,500
J. Michael Losh (3)	$58,000	$200,000	$258,000
Richard T. Ogawa (4)	$22,945	$100,000	$122,945
Gilbert S. Omenn, M.D., Ph.D. (5)	$48,000	$200,000	$248,000
George Parmer (6)	$48,000	$200,000	$248,000

(1)	On December 23, 2024, Anthony Barkett resigned from the Board for personal reasons, effective immediately as of such date.

(2)	As of June 30, 2025, Barbie Brewer had 29,932 option awards outstanding.

(3)	As of June 30, 2025, Michael Losh had 34,099 option awards outstanding.

(4)	On December 23, 2024, Richard Ogawa resigned from the Board for personal reasons, effective immediately as of such date.

(5)	As of June 30, 2025, Gilbert S. Omenn had 21,342 option awards outstanding.

(6)	As of June 30, 2025, George Parmer had 4,259 option awards outstanding.

(7)	This annual cash retainer was largely elected to be deferred into a number of stock units as calculated per the terms of the Company’s Deferred Fee plan, which vest upon termination of service. Ms. Brewer was paid $41,625 in cash prior to her election in January 2025 to defer future compensation as stock units.

(8)	The annual restricted stock unit grant for calendar year 2023 was issued as a catch-up grant of common shares on March 7, 2025.

On May 22, 2021, the board of directors adopted a director compensation program for the Company’s independent directors consisting of equity compensation, beginning in fiscal year 2021. Directors who are also officers do not receive any additional compensation for serving on any board committees. These programs consist of the following equity compensation for independent directors:

Cash and Equity Compensation

On September 29, 2021, the board of directors approved changes to our director compensation program for fiscal year 2022 and beyond. The board instituted an annual cash retainer for our directors in an amount of $48,000, provided that the cash retainer for the chair of our Compensation Committee and Audit Committee shall also contain an additional retainer of $7,500 and $10,000, respectively. In addition, our directors received an annual $100,000 restricted stock unit grant, which will vest on the one-year anniversary of grant. Cash and equity payments for director service are paid on a quarterly basis.

Finally, our board of directors adopted a Deferred Fee Plan for our non-employee directors pursuant to which directors may defer all or a portion of their total cash compensation into deferred stock units which will be payable to them on the earlier of, their departure from the board or a change in control. Directors make an annual election before the start of the calendar year regarding what portion of cash compensation will be deferred for the subsequent calendar year.

Interests of Executive Officers and Directors in this Proposal

Except for our current director nominees, our executive officers, directors and associates of our executive officers, directors and director nominees do not have any substantial interest, direct or indirect, in this proposal.

Required Vote of Stockholders

A plurality of the votes cast at the Annual Meeting is required to elect a nominee as a director.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” the election of Ann Marie Sastry and Barbie Brewer as directors of the Company.

PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has selected Novogradac & Company LLP (“Novogradac”) to audit our financial statements for the fiscal year ending June 30, 2026. A representative of Novogradac is not expected to attend the Annual Meeting.

Although stockholder approval of the selection of Novogradac is not required by law, our board of directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the board of directors may reconsider its selection of Novogradac.

 On June 24, 2025, we dismissed Turner, Stone & Company, L.L.P. (“Turner”) as our independent registered public accounting firm. The decision to terminate Turner was made with the recommendation and approval of the Audit Committee of our board of directors. The reports of Turner on our financial statements for each of fiscal years ended June 30, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except that Turner’s audit report dated September 30, 2024 related to our financial statements for the year ended June 30, 2024 contained an explanatory paragraph as to the uncertainty of our ability to continue as a going concern. During the fiscal years ended June 30, 2024 and 2023, and the subsequent interim period through June 26, 2025, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Turner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Turner’s satisfaction, would have caused Turner to make reference to the subject matter of the disagreement in connection with its audit reports.

We provided Turner with a copy of the disclosure required by Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that Turner furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements. A copy of Turner’s letter, dated June 24, 2025 is filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2025. A representative of Turner is not expected to attend the Annual Meeting.

On June 24, 2025, we appointed Novogradac as our new independent registered public accounting firm effective as of June 24, 2025. The Audit Committee of our board of directors approved the appointment of Novogradac.

During the fiscal year ended June 30, 2025, neither the Company, nor anyone acting on its behalf, consulted with Novogradac regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Novogradac did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees of Independent Registered Public Accounting Firms

Novogradac acted as our independent registered public accounting firm for the year ended June 30, 2025. Turner acted as our independent registered public accounting firm for the year ended June 30, 2024 and for the interim periods in such fiscal year and interim periods through March 31, 2025. The following table shows the fees that were incurred by us for audit and other services provided by Novogradac and Turner for the years ended June 30, 2025 and 2024.

	Years Ended June 30,
	2025	2024
Audit Fees (a)	$96,600	$57,005
Audit-Related Fees (b)	12,500	-
Tax Fees (c)	10,349	-
Other Fees (d)	30,813	90,905
Total	$150,262	$57,005

(a)	Audit fees include fees for professional services provided in connection with the audit of the Company’s annual financial statements, the review of its financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered accounting firm for statutory and regulatory filings or engagements in the indicated fiscal year.

(b)	Audit-related include the fees for assurance and related services by the independent registered accounting firm that are reasonably related to the performance of the audit or review of the company’s financial statements.

(c)	Tax fees represent fees for professional services related to tax compliance, tax advice and tax planning.

(d)	Other fees represent fees for any other products and services provided by the independent registered accounting firm, including those related to our filing of certain registration statements.

Pre-Approval Policies and Procedures

All services described above rendered by Novogradac and Turner were pre-approved by our board of directors. The board of directors has adopted a pre-approval policy that provides for the pre-approval by the audit committee of all services performed for us by our independent registered public accounting firm. Our independent registered public accounting firm and management are required to periodically report to the board of directors regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Interests of Executive Officers and Directors in this Proposal

Our executive officers, directors and director nominees, and associates of our executive officers, directors and director nominees do not have any substantial interest, direct or indirect, in this proposal.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” the ratification of the appointment of Novogradac as our independent registered public accounting firm.

PROPOSAL 3:

APPROVAL OF AN AMENDMENT TO THE 2018 EQUITY INCENTIVE PLAN

Summary

On May 20, 2026, our board of directors approved an amendment to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares available for issuance under the 2018 Plan by 1,000,000 shares and increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 1,000,000 shares. The proposed form of amendment to our 2018 Plan is attached as Appendix A to this Proxy Statement.

The amendment to the 2018 Plan is intended to ensure that the Company can continue to provide an incentive to employees, directors and consultants by enabling them to share in the Company’s future growth. If approved by the stockholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the 2018 Plan. If the stockholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the 2018 Plan.

Background

On April 26, 2018, the Company’s board of directors adopted, and the Company’s stockholders approved, the 2018 Plan. The 2018 Plan is intended to align the interests stockholders and the recipients of awards under the 2018 Plan, and to advance the Company’s interests by attracting and retaining directors, officers, employees and other service providers and motivating them to act in our long-term best interests. The material terms of the 2018 Plan are set forth below:

Summary of Key Terms of the Plan

Plan term. The 2018 Plan became effective on July 23, 2018 and terminates on the tenth anniversary of its effective date, unless terminated earlier by the Company’s board of directors.

Eligible participants. All officers, directors, employees, consultants, agents and independent contractors, and persons expected to become officers, directors, employees, consultants, agents and independent contractors of the Company or any of its subsidiaries are eligible to receive awards under the 2018 Plan. The Compensation Committee of the Company’s board of directors determines the participants under the 2018 Plan. As of the Record Date, approximately five employees (including one executive officer) and four non-employee directors would be eligible to participate in the 2018 Plan.

Shares authorized. As of June 3, 2026, 1,940,398 shares of common stock are authorized for issuance under the 2018 Plan. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding awards granted under the 2018 Plan. As of the first day of each calendar year beginning on or after January 1, 2021, the number of shares available for all awards under the 2018 Plan, other than incentive stock options, will automatically increase by a number equal to the least of (i) five percent (5%) of the number of shares of the Company’s common stock that are issued and outstanding as of that date, or (ii) a lesser number of shares of the Company’s common stock as determined by the Compensation Committee. To the extent that shares of common stock subject to an outstanding award granted under the 2018 Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option cancelled upon settlement in shares of common stock of a related tandem share appreciation right or shares of common stock subject to a tandem share appreciation right cancelled upon exercise of a related option) or by reason of the settlement of an award in cash, then those shares of common stock will again be available under the 2018 Plan, other than for grants of incentive stock options. In addition, any shares covered by an award that have been surrendered in connection with the payment of the award exercise or purchase price or in satisfaction of tax withholding obligations incident to the grant, exercise, vesting or settlement of an award will be deemed not to have been issued for purposes of determining the maximum number of shares of common stock which may be issued pursuant to all awards under the 2018 Plan. If the proposed amendment to the 2018 Plan is approved, the total number of shares of common stock issuable under the 2018 Plan would be 2,940,398.

Award types. Awards include non-qualified and incentive stock options, stock appreciation rights, bonus shares, restricted shares, restricted share units, performance units and cash-based awards.

Administration. The Compensation Committee administers the 2018 Plan. The Compensation Committee’s interpretation, construction and administration of the 2018 Plan and all of its determinations thereunder is conclusive and binding on all persons.

The Compensation Committee has the authority to determine the participants in the 2018 Plan, the form, amount and timing of any awards, the performance goals, if any, and all other terms and conditions pertaining to any award. The Compensation Committee may take any action such that (i) any outstanding options and stock appreciation rights become exercisable in part or in full, (ii) all or any portion of a restriction period on any restricted share or restricted share units will lapse, (iii) all or a portion of any performance period applicable to any performance-based award will lapse, and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at the target level or any other level. Subject to the terms of the 2018 Plan relating to grants to our executive officers and directors, and subject further to the requirements of applicable securities laws and Nasdaq requirements, the Compensation Committee may delegate some or all of its powers and authority to the Chief Executive Officer and President or other executive officer as the Compensation Committee deems appropriate.

Stock options and stock appreciation rights. The 2018 Plan provides for the grant of stock options and share appreciation rights. Stock options may be either tax-qualified incentive stock options or non-qualified stock options. The Compensation Committee will determine the terms and conditions to the exercisability of each option and share appreciation right.

The period for the exercise of a non-qualified stock option or stock appreciation right will be determined by the Compensation Committee provided that no option may be exercised later than ten years after its date of grant. The exercise price of a non-qualified stock option and the base price of a stock appreciation right will not be less than 100% of the fair market value of a share of our common stock on the date of grant, provided that the base price of a share appreciation right granted in tandem with an option will be the exercise price of the related option. A stock appreciation right entitles the holder to receive upon exercise, subject to tax withholding in respect of an employee, shares of our common stock, which may be restricted stock, with a value equal to the difference between the fair market value of our common stock on the exercise date and the base price of the share appreciation right.

Each incentive stock option will be exercisable for not more than 10 years after its date of grant, unless the optionee owns greater than 10% of the voting power of all shares of our capital stock, or a “ten percent holder,” in which case the option will be exercisable for not more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of a share of our common stock on its date of grant, unless the optionee is a ten percent holder, in which case the option exercise price will be the price required by the Code, currently 110% of fair market value.

Upon exercise, the option exercise price may be paid in cash, by the delivery of previously owned shares of our common stock, share withholding or through a cashless exercise arrangement, as permitted by the applicable award agreement. All of the terms relating to the exercise, cancellation or other disposition of an option or stock appreciation right upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

The Compensation Committee, without stockholder approval, may (i) reduce the exercise price of any previously granted option or the base appreciation amount of any previously granted stock appreciation right, or (ii) cancel any previously granted option or stock appreciation right at a time when its exercise price or base appreciation amount (as applicable) exceeds the fair market value of the underlying shares, in exchange for another option, stock appreciation right or other award or for cash.

Stock awards. The 2018 Plan provides for the grant of share awards. The Compensation Committee may grant a share award as a bonus stock award, a restricted share award or a restricted share unit award and, in the case of a restricted share award or restricted share unit award, the Compensation Committee may determine that such award will be subject to the attainment of performance measures over an established performance period. All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a stock award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

The agreement awarding restricted share units will specify whether such award may be settled in shares of our common stock, cash or a combination thereof and whether the holder will be entitled to receive dividend equivalents, on a current or deferred basis, with respect to such award. Prior to settlement of a restricted share unit in shares of our common stock, the holder of a restricted share unit will have no rights as our stockholder.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as our stockholder, including the right to vote and receive dividends with respect to the shares of restricted stock, except that distributions other than regular cash dividends and regular cash dividends with respect to shares of restricted stock subject to performance-based vesting conditions will be held by us and will be subject to the same restrictions as the restricted shares.

Performance unit awards. The 2018 Plan provides for the grant of performance unit awards. Each performance unit is a right, contingent upon the attainment of performance measures within a specified performance period, to receive a specified cash amount, shares of our common stock or a combination thereof which may be restricted stock, having a fair market value equal to such cash amount. Prior to the settlement of a performance unit award in shares of our common stock, the holder of such award will have no rights as our stockholder with respect to such shares. Performance units will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the specified performance period. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance unit award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the Compensation Committee.

Cash-based awards. The 2018 Plan also provides for the grant of cash-based awards. Each cash-based award is an award denominated in cash that may be settled in cash and/or shares, which may be subject to restrictions, as established by the Compensation Committee.

Performance goals. Under the 2018 Plan, the vesting or payment of performance-based awards will be subject to the satisfaction of certain performance goals. The performance goals applicable to a particular award will be determined by the Compensation Committee at the time of grant. The performance goals may be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms.

Individual Limits. With respect to non-employee directors, the maximum grant date fair value of shares that may be granted to an individual non-employee director during any fiscal year of the Company or its subsidiaries is $150,000. In connection with a non-employee director’s commencement of service with the Company, the per person limit set forth in the previous sentence will be $150,000.

Amendment or termination of the 2018 Plan. The Company’s board of directors may amend or terminate the 2018 Plan as it deems advisable, subject to any requirement of stockholder approval required by law, rule or regulation; provided, however, that no such amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Change of control. In the event of a change of control, the board of directors may, in its discretion, (1) provide that (A) some or all outstanding options and share appreciation rights will immediately become exercisable in full or in part, (B) the restriction period applicable to some or all outstanding stock awards will lapse in full or in part, (C) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (D) the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the target or any other level, (2) provide that some or all outstanding awards will terminate without consideration as of the date of the change of control, (3) require that shares of stock of the corporation resulting from such change of control, or a parent corporation thereof, be substituted for some or all of our shares subject to an outstanding award, and/or (4) require outstanding awards, in whole or in part, to be surrendered by the holder, and to be immediately cancelled, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or share appreciation right, the number of our shares then subject to the portion of such option or share appreciation right surrendered, whether vested or unvested, multiplied by the excess, if any, of the fair market value of a share of our common stock as of the date of the change of control, over the purchase price or base price per share of our common stock subject to such option or stock appreciation right, (ii) in the case of a stock award, the number of shares of our common stock then subject to the portion of such award surrendered, whether vested or unvested, multiplied by the fair market value of a share of our common stock as of the date of the change of control, and (iii) in the case of a performance unit award, the value of the performance units then subject to the portion of such award surrendered; (B) shares of capital stock of the corporation resulting from such change of control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

Under the 2018 Plan, a change of control will occur upon: (i) a person’s or entity’s acquisition of beneficial ownership of 50% or more of either our then outstanding shares or the combined voting power of our then outstanding voting securities, but excluding certain acquisitions by the company, its subsidiaries or employee benefit plans, or by a corporation in which our stockholders hold a majority interest; (ii) a reorganization, merger or consolidation of the company if our stockholders do not thereafter beneficially own more than 50% of the outstanding shares or combined voting power of the resulting company, (iii) certain changes to the incumbent directors of our Company, or (iv) a complete liquidation or dissolution of the company or of the sale or other disposition of all or substantially all of our assets; but excluding, in any case, the initial public offering or any bona fide primary or secondary public offering following the occurrence of the initial public offering.

U.S. Federal Income Tax Consequences. The following is a summary of certain United States federal income tax consequences of awards under the 2018 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2018 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights. A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock. A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units. In general, the grant of restricted stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards. With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Grants Under the 2018 Plan

Options

A summary of option activity for the years ended June 30, 2025 and 2024 is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)
Outstanding at July 1, 2023	237,041	$21.73	6.39
Granted	6,292	2.39	9.75
Terminated	(8,114)	20.77	5.72
Outstanding at June 30, 2024	235,219	22.05	5.46
Granted	124,950	3.05	10.0
Terminated	(63,352)	18.98	1.4
Outstanding at June 30, 2025	296,817	$13.80	6.9
Exercisable at June 30, 2025	172,477	$21.08	4.9

The weighted-average grant-date fair value of options granted during the year ended June 30, 2025 was $2.57. The options contained time-based vesting conditions satisfied over one to ten years from the grant date. During the year ended June 30, 2025, the Company issued 124,950 options. During the years ended June 30, 2025 and 2024, no options were exercised, and 63,352 and 8,114 options were terminated, respectively.

A summary of options terminated, as well as those that vested, in the nine months ended March 31, 2026 is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)
Outstanding at July 1, 2025	296,817	$13.80	6.9
Granted	-	-	-
Exercised	-	-	-
Forfeited/cancelled	(6,125)	2.32	7.4
Expired	-	-	-
Outstanding at March 31, 2026	290,692	$14.04	6.2
Exercisable at March 31, 2026	166,942	$22.19	3.9

No options were granted or exercised during the nine months ended March 31, 2026. During the nine months ended March 31, 2026, 6,125 options were terminated.

Restricted Stock Units

As of March 31, 2026, there were 199,004 restricted stock units outstanding.

Deferred Stock Units

As of March 31, 2026, there were 263,355 deferred stock units outstanding.

New Plan Benefits

Except as described below, all 2018 Plan awards will be granted at the Compensation Committee’s discretion, subject to the limitations described in the 2018 Plan. Therefore, the specific benefits and amounts that will be received or allocated to certain participants under the 2018 Plan are not presently determinable. Awards that were granted under the 2018 Plan in fiscal year 2025 to our named executive officers and non-employee directors are described elsewhere in this Proxy Statement and other filings made by the Company with the SEC.

The following table sets forth the determinable future benefits that will be received by or allocated to the individuals and groups listed below under the 2018 Plan, as amended.

Name and Position	Dollar Value ($)		Number of Units
Ann Marie Sastry, Ph.D., Chief Executive Officer	—	(1)	—	(1)
Sarah Berman, Chief Financial Officer	—	(1)	—	(1)
Sherlyn Farrell, Former Chief Financial Officer	—	(1)	—	(1)
Brandon Owens, Former Vice President of Sales	—	(1)	—	(1)
Kalie Wortinger, Senior Manager, Engineering	—	(1)	—	(1)
All current executive officers as a group (2 persons)	—	(1)	—	(1)
All current directors who are not executive officers as a group (4 persons)	$400,000	(2)	—	(2)
All employees, including all current officers who are not executive officers, as a group (4 persons)	—	(1)	—	(1)

(1)	Other than the automatic annual grants to our non-employee directors described in footnote (2) below, all future awards under the 2018 will be granted at the sole discretion of the Compensation Committee. Accordingly, the future benefits or amounts that will be received by or allocated to our executive officers (including our Named Executive Officers) and all other employees under the 2018 Plan are not determinable at this time.

(2)	Pursuant to our director compensation program, each of our four current non-employee directors receives an annual grant of RSUs with a grant date fair value of $100,000. The dollar value shown represents the aggregate value of the annual RSU grants to all current non-employee directors as a group. Because the exact number of RSUs to be granted depends on the closing price of our common stock on the future grant date, the number of units is not determinable at this time. Additionally, under our director compensation program, non-employee directors may elect to defer their quarterly cash retainers into deferred stock units. Because the deferral of cash retainers into deferred stock units is subject to the voluntary, discretionary election of each individual director, the dollar value and number of deferred stock units that may be issued in the future are not determinable and are therefore not included in this table.

EQUITY COMPENSATION PLAN INFORMATION

The 2018 Plan provides for the grant of stock options (incentive and non-qualified), stock awards (including RSUs and deferred stock units), stock appreciation rights and cash awards. We have available for future issuance an aggregate 361,567 shares under the 2018 Plan, plus an annual increase on the first day of each calendar year remaining of the 10-year term of the 2018 Plan, equal to the lesser of (i) five percent (5%) of the shares of our common stock outstanding on the final day of the immediately preceding calendar year, or (ii) a lesser number of shares as determined by our Compensation Committee. To the extent that shares of common stock subject to an outstanding award granted under the 2018 Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option cancelled upon settlement in shares of common stock of a related tandem share appreciation right or shares of common stock subject to a tandem share appreciation right cancelled upon exercise of a related option) or by reason of the settlement of an award in cash, then those shares of common stock will again be available under the 2018 Plan, other than for grants of incentive stock options. In addition, any shares covered by an award that have been surrendered in connection with the payment of the award exercise or purchase price or in satisfaction of tax withholding obligations incident to the grant, exercise, vesting or settlement of an award will be deemed not to have been issued for purposes of determining the maximum number of shares of common stock which may be issued pursuant to all awards under the 2018 Plan.

The following table sets forth the number of shares of common stock subject to outstanding options, RSUs, deferred stock units, warrants and other convertible securities into share rights, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of June 30, 2025.

Plan Category	(A) Number of securities to be issued upon exercise of outstanding restricted stock units, options, warrants and rights (1)	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in Column (A)) (2)
Equity compensation plan approved by stockholders	527,772	$21.08	371,568
Equity compensation plans not approved by stockholders	N/A	N/A	N/A

(1)	Includes 527,772 shares subject to outstanding stock options, RSUs and deferred stock units under the 2018 Equity Incentive Plan. The weighted average exercise price in column (B) does not take RSUs or deferred stock units into account.

(2)	Based on 371,568 shares of common stock reserved for issuance under the 2018 Equity Incentive Plan, plus annual increases on the first day of each calendar year during the initial ten-year term of the Plan, less shares previously issued and outstanding.

Interests of Officers and Directors in this Proposal

Members of our board of directors and our executive officers are eligible to receive awards under the terms of the 2018 Plan, including through certain outstanding employment agreements and grants, as well as under our director compensation program and they therefore have a substantial interest in Proposal 3.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the amendment to the 2018 Plan.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL NO. 4

APPROVAL OF WARRANT EXERCISES

We are seeking stockholder approval for the issuance of up to 2,787,464 shares of our common stock upon the exercise of the Common Warrants issued in our Private Placement (as defined below), which includes (i) 1,393,732 shares of our common stock issuable upon exercise of Series A-1 warrants (the “Series A-1 Warrants”) and (ii) 1,393,732 shares of our common stock issuable upon exercise of (the “Series A-2 Warrants” and together with the Series A-1 Warrants, the “Common Warrants”), as contemplated by Nasdaq Listing Rules. Based on the closing price of our common stock on the Nasdaq Capital Market of $1.41 per share on May 29, 2026, the market value of common stock underlying the Common Warrants was approximately $3,930,324 as of such date.

On April 27, 2026, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors, pursuant to which we agreed to issue and sell to such investors, (i) pre-funded warrants (the “Pre-Funded Warrants” and together with the Common Warrants, the Warrants) to purchase 696,866 shares (the “Pre-Funded Warrant Shares”) of common stock, (ii) Series A-1 Warrants to purchase an aggregate of 1,393,732 shares of common stock and (iii) Series A-2 warrants to purchase an aggregate of 1,393,732 shares of common stock (such shares of common stock issuable upon exercise of the Pre-Funded Warrants and the Common Warrants, the “Warrant Shares”) at a combined purchase price of $1.434 per Pre-Funded Warrant and accompanying Common Warrants. The Common Warrants will be exercisable beginning on the date on which we obtain stockholder approval (the “Stockholder Approval Date”) at an exercise price of $1.435 per share. The Series A-1 Warrants will expire five years after the later of (i) the effective date of the Resale Registration Statement (as defined below) and (ii) the Stockholder Approval Date. The Series A-2 Warrants will expire eighteen months after the later of (i) effective date of the Resale Registration Statement and (ii) the Stockholder Approval Date. The Common Warrants may be exercised on a cashless basis if at the time of exercise there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of, the Warrants Shares. The exercise price of the Common Warrants is subject to customary adjustments in the event of stock splits, stock dividends and similar recapitalization transactions.

In addition, on April 27, 2026, we entered into Purchase Agreements with certain of our officers and directors, including Dr. Ann Marie Sastry, Ph.D., our Chairperson and Chief Executive Officer, and George Parmer, a member of our board of directors, pursuant to which we agreed to issue and sell to such officers and directors in a private placement transaction (the “Insider-Led Private Placement”), (i) an aggregate of 418,118 shares of common stock, (iii) Series A-1 Warrants to purchase an aggregate of 418,118 shares of common stock and (iii) Series A-2 Warrants to purchase an aggregate of 418,118 shares of common stock at a combined purchase price of $1.435 per share and accompanying Common Warrants.

The Warrants (other than the Warrants issued to our officers and directors) contain beneficial ownership limitations which provide that we shall not effect any exercise, and a holder shall not have the right to exercise, any portion of a Warrant to the extent that, after giving effect to the exercise, such holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares issuable upon the exercise. This limitation may be waived (up to a maximum of 9.99%) by a holder in its sole discretion upon not less than sixty-one (61) days’ prior notice to us.

In connection with the Purchase Agreement, we entered into a registration rights agreement (the “Registration Rights Agreement”) with certain institutional investors, pursuant to which we agreed to prepare and file a registration statement (the “Resale Registration Statement”) with the SEC registering the resale of the shares and the Warrant Shares no later than 15 days after the date of the Registration Rights Agreement, and to use our best efforts to have the registration statement declared effective no later than 30 days after the date of the Registration Rights Agreement (or 60 days following the date of the Registration Rights Agreement in the event of a “full review” by the SEC).

The closing of the Private Placement and the Insider-Led Private Placement occurred on April 28, 2026.

Reasons for the Warrant Exercise Proposal

Our common stock is listed on Nasdaq and trades under the ticker symbol “AMST.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of an issuer prior to a private placement for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our common stock on Nasdaq on April 24, 2026, the trading date immediately preceding the signing of the Purchase Agreements, was $1.58 per share, and the average closing price of our common stock for the five trading days immediately preceding the signing of the Purchase Agreement was $1.432. In order to comply with Nasdaq Listing Rule 5635(d), the Common Warrants are not exercisable until stockholder approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 2,787,464 shares of our common stock upon the exercise of the Common Warrants. Effectively, stockholder approval of this Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $5.2 million in gross proceeds upon the exercise of the Common Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The board of directors is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement and the Insider-Led Private Placement, as the Private Placement and the Insider-Led Private Placement have already been completed. We are only asking for approval to issue up to an aggregate of 2,787,464 shares of common stock upon the exercise of the Common Warrants.

Potential Consequences if Proposal No. 4 is Not Approved

The failure of our stockholders to approve this Proposal No. 4 will mean that (i) we cannot permit the exercise of the Common Warrants and (ii) may incur substantial additional costs and expenses.

Interests of Officers and Directors in this Proposal

Each of Ann Marie Sastry, Ph.D., and George Parmer hold warrants to purchase shares of common stock that are the subject of Proposal No. 4 and, accordingly, have a substantial interest in Proposal 4.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the issuance of common stock upon exercise of the Common Warrants.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 4.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” nor deemed to be “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

We have reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended June 30, 2025 with management and with the Company’s independent registered public accounting firm, Novogradac & Company LLP (“Novogradac”).

We have discussed with Novogradac the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

We have received the written disclosures and the letter from Novogradac required by applicable requirements of the PCAOB regarding Novogradac’s communications with the Audit Committee concerning independence, and we have discussed with Novogradac such firm’s independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, for filing with the SEC.

The Audit Committee is currently comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)): J. Michael Losh, George Parmer and Gilbert S. Omenn, M.D., Ph.D. The Audit Committee operates under a written charter, which is available on our website at https://ir.amesite.com/corporate-governance/governance-documents.

Submitted by the Audit Committee

J. Michael Losh – Chairman
Gilbert S. Omenn, M.D., Ph.D.

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of date of this proxy statement. There are no family relationships among any of our executive officers, directors or director or officer nominees. The Company is not aware of any arrangement or understanding with another person under which such executive officers were selected as an executive officer.

Name	Age	Position(s)

Ann Marie Sastry, Ph.D.	59	Chief Executive Officer, President and Chairman of the Board

Sarah Berman	40	Principal Financial and Accounting Officer

Ann Marie Sastry, Ph.D. - President, Chief Executive Officer and Chairman of the Board of Directors

Dr. Sastry’s biographical information is set forth above under “Proposal No. 1 – Election of Directors.”

Sarah Berman - Principal Financial and Accounting Officer

Ms. Berman has served as our Principal Financial and Accounting Officer since December 15, 2024. Ms. Berman is a Certified Public Accountant and has extensive experience in accounting, auditing and record-keeping for public and private companies. In June 2019, Ms. Berman founded Better Books Consulting (“Better Books”), an accounting advisory firm. Prior to Better Books, Ms. Berman served as Senior Accountant at Big Red’s Equipment from January 2018 through June 2019. Ms. Berman also previously served as Senior Audit Manager at Turner, Stone & Company, L.L.P. (“Turner Stone”) from 2015 through 2017. She also previously served as Audit Manager at Turner Stone from 2012 through 2015 and as a member of the Audit Staff from 2008 through 2011.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid or accrued during the fiscal years ended June 30, 2025 and 2024 to (i) our Chief Executive Officer, (ii) the two most highly compensated individuals who were serving as executive officers as of June 30, 2025, and (iii) two additional individuals for whom disclosure would have been provided pursuant to prong (ii) but for the fact that they were not serving as an executive officer as of June 30, 2025 (we refer to these individuals as the “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Total
Ann Marie Sastry, Ph.D.,	2025	$550,000	$-	$-	$-	$550,000
Chief Executive Officer and President	2024	$571,153	$-	$-	$-	$571,153

Sarah Berman	2025	$29,155	$-	$-	$6,425	$35,580
Principal Financial and Accounting Officer (2)

Sherlyn W. Farrell	2024	$38,500	$-	$-	$-	$38,500
Former Chief Financial Officer (3)

Kalie Wortinger	2025	$178,400	$-	$-	$77,100	$255,500
Senior Manager, Engineering	2024	$178,400	$-	$-	$-	$178,400

Brandon Owens	2025	$158,364	$-	$-	$77,100	$235,464
Former Vice President of Sales (4)	2024	$176,500	$-	$-	$-	$176,500

(1)	Amounts shown in this column do not reflect dollar amounts actually received. Instead, these amounts represent the aggregate grant date fair value of stock option awards determined in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are set forth in the notes to our financial statements, which are included in our Annual Report on Form 10-K, filed with the SEC on October 6, 2023.

(2)	Ms. Berman was appointed as the Company’s Principal Financial and Accounting Officer effective November 20, 2024.

(3)	Ms. Farrell served as the Company’s Chief Financial Officer from December 15, 2022 until her resignation for personal reasons effective December 16, 2024.

(4)	Mr. Owens served as the Company’s Vice President of Sales from November 2020 until May 2026.

Employment Agreements

Ann Marie Sastry, Chief Executive Officer

On April 27, 2018 Amesite Parent entered into an Executive Employment Agreement with Dr. Sastry (the “Sastry Employment Agreement”). Pursuant to the terms of the Sastry Employment Agreement, Dr. Sastry is entitled to a $350,000 base salary to be paid in accordance with our regularly established payroll practice. Additionally, Dr. Sastry received a bonus of $200,000 for the year ended June 30, 2019 based upon achievement of certain performance milestones (with determination of achievement of such milestones approved by the Compensation Committee of our board of directors). Dr. Sastry is also eligible to receive other customary benefits, including paid time off, health insurance, and other benefits. Dr. Sastry’s base salary is reviewed periodically by our board of directors and adjustments may be made upon the recommendations of the Compensation Committee.

We entered into an Executive Agreement, effective June 1, 2020, with Dr. Sastry regarding her continued service as our Chief Executive Officer (the “May 2020 Sastry Employment Agreement”). This agreement replaced and superseded the Sastry Employment Agreement. Pursuant to the terms of the May 2020 Sastry Employment Agreement, Dr. Sastry was entitled to a $350,000 base salary (the “Base Salary”) to be paid in accordance with our regularly established payroll practice, which increased to $550,000 per year upon completion of our initial public offering. Additionally, Dr. Sastry received 525,000 options to purchase our common stock, and is entitled to receive additional grants of options each successive year she serves as Chief Executive Officer based on her Base Salary. Dr. Sastry is also eligible to earn an annual bonus of up to $300,000, based on the achievement of certain performance-based milestones for each fiscal year mutually agreed upon by our board of directors and/or our Compensation Committee and Dr. Sastry.

Pursuant to the May 2020 Sastry Employment Agreement, except in situations where the employment of Dr. Sastry is terminated for Cause (as defined in the May 2020 Sastry Employment Agreement), due to death or Disability (as that term is defined in the May 2020 Sastry Employment Agreement), or in the case that Dr. Sastry voluntarily resigns without Good Reason (as defined in the 2020 Sastry Employment Agreement), in the event that we terminate Dr. Sastry’s employment at any time without Cause, Dr. Sastry will receive on the date of termination, if Dr. Sastry instructs the Company in writing, a lump sum amount equal to (A) any portion of unpaid Base Compensation (as defined in the May 2020 Sastry Employment Agreement) then due for periods prior to the effective date of termination; (B) any Bonus (as defined in the May 2020 Sastry Employment Agreement) earned and not yet paid through the date of termination; and (C) within 2-1/2 months following submission of proper expense reports by Dr. Sastry, all expenses reasonably and necessarily incurred by Dr. Sastry in connection with the business of the Company prior to the date of termination; and, provided that Dr. Sastry executes a written release of any and all claims against the Company and all related parties with respect to all matters arising out of Dr. Sastry’s engagement by the Company, the Company shall pay to Dr. Sastry the Base Compensation and reimburse Dr. Sastry’s payment of COBRA premiums for twelve (12) months from the date of termination.

Additionally, subject to the limitations described in the May 2020 Sastry Employment Agreement, in the event of Dr. Sastry’s termination of engagement with the Company either (i) by the Company without Cause or Dr. Sastry for Good Reason at any time within six (6) months prior to the consummation of a Change of Control if, prior to or as of such termination, a Change of Control transaction was Pending (as defined in the May 2020 Sastry Employment Agreement) at any time during such six (6)-month period, (ii) by Dr. Sastry for Good Reason at any time within twelve (12) months after the consummation of a Change of Control, or (iii) by the Company without Cause at any time within twelve (12) months after the consummation of a Change of Control, then, Dr. Sastry shall be entitled to the following payments and other benefits:

(i) on the date of termination (except as specified in clause (C)), the Company shall pay to Dr. Sastry, if Dr. Sastry instructs the Company in writing, a lump sum amount equal to (A) any portion of unpaid Base Compensation then due for periods prior to the effective date of termination; (B) any Bonus earned and not yet paid through the date of termination; and (C) within 2-1/2 months following submission of proper expense reports by Dr. Sastry, all expenses reasonably and necessarily incurred by Dr. Sastry in connection with the business of the Company prior to the date of termination;

(ii) on the date of termination the Company shall pay to Dr. Sastry, if Dr. Sastry instructs the Company in writing, a lump sum amount equal to twelve (12) months of Dr. Sastry’s Base Compensation then in effect as of the day of termination and reimburse Dr. Sastry for the COBRA premiums she pays to maintain health insurance coverage for twelve (12) months following the date of termination; and

(iii) notwithstanding any provision of any stock incentive plan, stock option agreement, realization bonus, restricted stock agreement or other agreement relating to capital stock of the Company, all of the shares that are then unvested shall immediately vest and, with respect to all options, warrants and other convertible securities of the Company beneficially held Dr. Sastry, become fully exercisable for (A) a period of six months following the date of termination only if at the time of such termination there is a Change of Control transaction Pending or (B) if clause (A) does not apply, then such period of time set forth in the agreement evidencing the security.

Dr. Sastry is also eligible to receive other customary benefits offered by the Company to its senior executives and directors, including paid time off, retirement benefits, health insurance, life insurance and other benefits. Dr. Sastry’s base salary is reviewed periodically by our board of directors and adjustments may be made upon the recommendation of the Compensation Committee.

Sarah Berman, Principal Financial and Accounting Officer

On November 20, 2024, the Company entered into a CFO Agreement with Ms. Berman (the “Berman CFO Agreement”). Pursuant to the Berman CFO Agreement, Ms. Berman shall serve as the Principal Financial and Accounting Officer of the Company for a term of one year commencing on December 15, 2024 at a fixed monthly fee of $4,000. On October 14, 2025 the agreement was amended to provide for a fixed monthly fee of $7,000.

Sherlyn W. Farrell, Former Chief Financial Officer

In connection with Ms. Farrell’s appointment as Chief Financial Officer in December 2022, we entered into a CFO Agreement with Ms. Farrell, pursuant to which she received $200 per hour, payable in accordance with our standard payroll policies. The CFO Agreement terminated in December 2024.

Kalie Wortinger, Senior Manager, Engineering

On April 18, 2018 the Company entered into an employment agreement with Ms. Wortinger, which was subsequently amended on April 28, 2023 (the “Wortinger Employment Agreement”). Pursuant to the terms of the Wortinger Employment Agreement, as amended, Ms. Wortinger is entitled to a $178,400 base salary to be paid in accordance with our regularly established payroll practice. Additionally, Ms. Wortinger is also eligible to receive other customary benefits, and is eligible to receive stock options, restricted stock units and other equity incentive grants as determined by the board of directors.

Brandon Owens, Former Vice President of Sales

On October 12, 2020 the Company entered into an employment agreement with Mr. Owens, which was subsequently amended on January 13, 2023 (the “Owens Employment Agreement”). Pursuant to the terms of the Owens Employment Agreement, as amended, Mr. Owens was entitled to a $150,000 base salary to be paid in accordance with our regularly established payroll practice. Additionally, Mr. Owens was eligible for certain bonus and commission payments during his first year of employment based upon achievement of certain performance milestones. Additionally, Mr. Owens received stock options in connection with the commencement of his employment, and was also eligible to receive other customary benefits, stock options, restricted stock units and other equity incentive grants as determined by the board of directors. The Owens Employment Agreement was terminated in May 2026.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding stock options held by our named executive officers as of June 30, 2025:

NAME	GRANT DATE	VESTING COMMENCEMENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE(1)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE

Ann Marie Sastry, Ph.D.	5/21/2020	5/21/2021	43,750	-		$24.00	5/21/2030

Brandon Owens	11/4/2020	11/4/2021	1,667	-		$49.92	11/4/2030
	5/13/2021	5/13/2022	2,083	-		$26.28	5/13/2031
	5/23/2025	5/23/2026	-	30,000	(2)	$3.05	5/23/2035

Kalie Wortinger	7/23/2018	5/14/2019	1,000	-		$18.00	7/23/2028
	3/20/2020	3/20/2021	1,000	-		$24.00	3/20/2030
	5/13/2021	5/13/2022	3,333	-		$26.28	5/13/2031
	5/23/2025	5/23/2026	-	30,000	(2)	$3.05	5/23/2035

(1)	Fully vested.

(2)	25% of the options vest on the one-year anniversary of the date of the grant and the remaining 75% vest in thirty-six (36) successive equal monthly installments thereafter.

Potential Payments Upon Termination or Change in Control:

Please refer to “Executive Compensation – Employment Agreements” for information relating to the potential payments to Dr. Sastry upon termination or a change in control of the Company.

Clawback Policy

Our board of directors adopted a compensation recovery policy (the “Clawback Policy”), designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The policy applies to our current and former executive officers. Compensation (as defined in the Clawback Policy) that is granted, earned or vested maybe subject to recoupment. As of the date of this proxy statement, the Company has not been required to prepare an accounting restatement that required the recovery of erroneously awarded compensation pursuant to the Clawback Policy.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not grant stock options or similar awards to Section 16 Insiders or others who directly report to the CEO in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Company’s stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, the Company does not grant stock options or similar awards during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of the Company’s stock on the date of grant. The Company’s executive officers would not be permitted to choose the grant date for any stock option grants.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of May 29, 2026, based on 5,852,985 shares issued and outstanding by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors and director nominees, (iii) our named executive officers and (iv) all directors and executive officers as a group. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days of May 29, 2026. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Amesite Inc., 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226.

Name of Beneficial Owner and Title of Named Executive Officers and Directors	Shares of Common Stock Beneficially Owned	Percentage
Ann Marie Sastry, Ph.D., President, Chief Executive Officer, and Chairman of the Board (1)	1,093,397	18.5%
Sarah Berman, Principal Financial and Accounting Officer	625	*
Sherlyn W. Farrell, Former Chief Financial Officer	315	*
Kalie Wortinger, Vice President of Sales	12,833	*
Brandon Owens, Former Vice President of Sales	11,250	*
J. Michael Losh, Director (2)	172,299	2.9%
Gilbert S. Omenn, M.D., Ph.D., Director (3)	165,041	2.8%
Barbie Brewer, Director (4)	165,909	2.8%
George Parmer, Director (5)	571,221	9.8%
All Executive Officers and Directors as a Group (9 persons) (6)	2,192,890	36.5%

Beneficial Owner Greater than 5% Stockholders
Ann Marie Sastry, Ph.D., President, Chief Executive Officer, and Chairman of the Board (1)	1,093,397	18.5%

*	Less than 1%.

(1)	Includes (i) 1,049,647 shares of common stock held by Dr. Sastry and (ii) 43,750 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 29, 2026 held by Dr. Sastry. The shares of common stock reported excludes 174,216 shares of common stock underlying Series A-1 Warrants and 174,216 shares of common stock underlying Series A-2 Warrants, all of which will become exercisable immediately upon stockholder approval of Proposal 4 included in this proxy statement.

(2)	Includes (i) 138,200 shares of common stock held by Mr. Losh and (ii) 34,099 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 29, 2026, but excludes 90,363 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control.

(3)	Includes (i) 143,699 shares of common stock held by Dr. Omenn and (ii) 21,342 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 29, 2026, but excludes 74,783 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control.

(4)	Includes (i) 135,977 shares of common stock held by Ms. Brewer and (ii) 29,932 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 29, 2026, but excludes 30,322 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control.

(5)	Includes (i) 566,962 shares of common stock held by Mr. Parmer, (ii) 4,259 shares of common stock underlying options that are presently exercisable or exercisable within 60 days of May 29, 2026, but excludes 67,887 shares of common stock underlying deferred stock units that may be issued in the Company’s discretion upon completion of service as a member of the board of directors, or if earlier, upon a change in control. The shares of common stock reported excludes 243,902 shares of common stock underlying Series A-1 Warrants and 243,902 shares of common stock underlying Series A-2 Warrants, all of which will become exercisable immediately upon stockholder approval of Proposal 4 included in this proxy statement.

(6)	Includes 158,090 shares of common stock underlying options that are either presently exercisable or exercisable within 60 days of May 29, 2026 held by all directors and officers as a group.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since July 1, 2023 to which the Company party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our respective directors, director nominees, executive officers or beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We plan to enter into indemnification agreements with each of our directors and executive officers. These agreements, among other things, will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Related Person Transaction Policy

We have not had a formal policy regarding approval of transactions with related parties. We expect to adopt a related person transaction policy that will set forth procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of the policy only, a related person transaction will be a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or one percent of our total assets at year-end for our last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy we plan to adopt, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products;

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy will require that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

OTHER MATTERS

The board of directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting virtually, at your request, we will cancel your previously submitted proxy.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholders who intend to present a proposal for inclusion in the proxy statement at the 2027 Annual Meeting must follow the procedures outlined in Rule 14a-8 under the Exchange Act. A proposal that a stockholder would like included in our proxy statement for the 2027 Annual Meeting must satisfy all applicable requirements of Rule 14a-8 and must be received at our principal executive offices at Amesite Inc., Attn: Secretary, 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226, no later than February 3, 2027.

Stockholders who intend to present a proposal (other than pursuant to Rule 14a-8) at the 2027 Annual Meeting and who wish to have such proposals included in the proxy statement for such meeting must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary at Amesite Inc., Attn: Secretary, 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226, and such proposals must be received no earlier than March 15, 2027 and no later than April 14, 2027.

STOCKHOLDER RECOMMENDATIONS FOR NOMINATIONS TO THE BOARD

The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders. Pursuant to our Bylaws, stockholders who wish to recommend a candidate for consideration at our 2027 Annual Meeting may do so by delivering a written recommendation to our Secretary at Amesite Inc., Attn: Secretary, 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226. The recommendation must include the information required pursuant to the Company’s Bylaws, including all of the information that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act, the candidate’s written consent to be considered for nomination and to serve if nominated and elected and addresses and telephone numbers for contacting the stockholder and the candidate for more information.

A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the Corporate Governance and Nominating Committee as a nominee, must comply with the notice procedures set forth in our Bylaws. Stockholders who wish to nominate a director must additionally be a stockholder of record on both the date of the giving of notice by such stockholder and the date of the 2027 Annual Meeting. Such proposals must additionally meet the requirements set forth in the rules and regulations of the SEC, as well as the informational, notice and other requirements related to proposals set forth in Section 2.5 of our Bylaws, in order to be eligible for inclusion in our proxy statement for our 2027 Annual Meeting. If you intend to nominate one or more directors, you must give timely notice thereof in writing to the Secretary at the address set forth above. Our Secretary must receive the notice not less than 90 days and not more than 120 days before the one-year anniversary of the immediately preceding annual general meeting of stockholders. This means that for our 2027 Annual Meeting, our secretary must receive the notice no earlier than March 15, 2027 and no later than April 14, 2027.

In addition to satisfying the requirements set forth in our Bylaws, including the notice deadlines set forth above and therein, to comply with the requirements set forth in Rule 14a-19 of the Exchange Act (the universal proxy rules), stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to our Secretary that sets forth all the information required by Rule 14a-19(b) of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at our principal executive offices at Amesite Inc., Attn: Secretary, 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226, no later than May 14, 2027. However, if the date of the 2027 Annual Meeting is changed by more than 30 calendar days from July 13, 2027, then written notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by us.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226, Attn: Secretary, or by phone at (734) 876-8130. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 may be obtained without charge by writing to the Company’s Secretary, 607 Shelby Street, Suite 700 PMB 214, Detroit, Michigan 48226.

Our audited financial statements for the fiscal year ended June 30, 2025 and certain other related financial and business information are contained in our 2025 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D.
June 3, 2026	Chairman of the Board of Directors

APPENDIX A

FOURTH AMENDMENT

TO

AMESITE INC.

2018 EQUITY INCENTIVE PLAN

THIS FOURTH AMENDMENT TO AMESITE INC. 2018 EQUITY INCENTIVE PLAN (this “Amendment”) of the Amesite Inc. 2018 Equity Incentive Plan (the “Plan”) is made as of _____________, by the Board of Amesite Inc., a Delaware corporation (the “Company”) pursuant to Section 6.2 of the Plan. All terms used but not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board of Directors (the “Board”) may amend the Plan pursuant to Section 6.2 of the Plan, provided that no such action shall materially impair the rights of a Participant under any award without such Participant’s consent (the “Amendment Conditions”);

WHEREAS, this Amendment satisfies the Amendment Conditions; and

WHEREAS, this Amendment has been submitted to the holders of the outstanding stock of the Company (the “Stockholders”) and such Stockholders have approved the adoption of this Amendment.

AGREEMENT

NOW, THEREFORE, the Board hereby amends the Plan as follows:

1. Section 1.5 of the Plan is hereby amended and restated as follows:

1.5 Shares and Cash Available. Subject to adjustment as provided in Section 6.7 and to all other limits set forth in this Section 1.5, 1,940,398 Shares shall be available for awards under this Plan, of such number of Shares, 1,940,398 may be issued upon the exercise of Incentive Stock Options. The number of Shares that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of Shares which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Share Awards and delivered upon the settlement of Performance Units. As of the first day of each calendar year beginning on or after January 1, 2021, the number of Shares available for all awards under the Plan, other than Incentive Stock Options, shall automatically increase by a number equal to the least of (x) 5% of the number of Shares that are issued and outstanding as of such date, or (y) a lesser number of Shares determined by the Committee. To the extent that Shares subject to an outstanding option, SAR, Share Award or other award granted under the Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding Shares subject to an option cancelled upon settlement in Shares of a related tandem SAR or Shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such Shares shall again be available under this Plan, other than for grants of Incentive Stock Options.

To the extent not prohibited by the listing requirements of the Nasdaq Capital Market or any other stock exchange on which Shares are then traded or applicable laws, any Shares covered by an award which are surrendered (i) in payment of the award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 2.1(c), or the “net settlement” or “net exercise” of a Share-settled SAR pursuant to Section 2.2(c)) or (ii) in satisfaction of tax withholding obligations incident to the grant, exercise, vesting or settlement of an award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all awards under the Plan, unless otherwise determined by the Committee. Notwithstanding anything in this Section 1.5 to the contrary, Shares subject to an award under this Plan may not be made available for issuance under this Plan if such shares are shares repurchased on the open market with the proceeds of an option exercise.

Other than with respect to the Assumed Options, the number of Shares for awards under this Plan shall not be reduced by (i) the number of Shares subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares to be delivered under this Plan shall be made available from authorized and unissued Shares, or authorized and issued Shares reacquired and held as treasury shares or otherwise or a combination thereof.

2. Miscellaneous.

a. Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

b. Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and legal.

c. Governing Law. This Amendment shall be governed in accordance with the laws of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned members of the Board of the Company hereby adopt this Fourth Amendment to Amesite Inc. 2018 Equity Incentive Plan on ___________. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all intents and purposes, and all of which, when taken together, shall constitute one instrument.

Barbie Brewer

J. Michael Losh

Gilbert S. Omenn, M.D., Ph.D.

George Parmer

Ann Marie Sastry, Ph.D.

PROXY CARD

AMESITE INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JULY 13, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ann Marie Sastry, Ph.D. as proxy with full power of substitution, to represent and to vote all the shares of common stock of Amesite Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held July 13, 2026 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED BY THE PROXY HOLDERS FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED AT THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Annual Meeting of Stockholders of Amesite Inc. will be held virtually on July 13, 2026 at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/AMST2026.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Amesite Inc. to be held virtually at www.virtualshareholdermeeting.com/AMST2026, on July 13, 2026 beginning at 10:00 a.m. Eastern Time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 & 4.

1. Election of two Class II Director Nominees	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 – Ann Marie Sastry, Ph.D. 02 – Barbie Brewer	☐	☐	☐

2. Proposal to ratify Novogradac & Company LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2026.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal to approve an amendment of the Company’s 2018 Equity Incentive Plan to (a) increase the number of shares available for issuance under the 2018 Plan by 1,000,000 shares and (b) increase the number of shares that may be issued pursuant to the exercise of incentive stock options by 1,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Corporation’s Series A-1 warrants and the issuance of an aggregate of 1,393,732 shares of common stock upon exercise of the Corporation’s Series A-2 warrants.	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Dated:________________, 2026

Signature

Signature
(Joint Owners)

Name (printed)

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AMST2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

2.	VIA PHONE: 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

3.	VIA MAIL:

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.